LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 1, 2011

TO SUMMARY PROSPECTUS DATED DECEMBER 29, 2010 OF

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2010, as supplemented on March 1, 2011 and June 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2010, as supplemented on February 9, 2011, March 1, 2011 and March 8, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2010, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for each applicable share class in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

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